ZQ|00000718|WCG|C01|CUS|C0000005959|CAPIN|00262501|1176

COMMON STOCK

PAR VALUE $.01

Certificate Number

ZQ00000718

WellCare®

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Shares

1

WELLCARE HEALTH PLANS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

COMPUTERSHARE SHAREHOLDER SERVICES INC SPECIMEN CERTIFICATE

CUSIP 94946T 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

SPECIMEN

ONE

FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.01 PER SHARE, OF

WellCare Health Plans, Inc. (the "Corporation"). The holder and every transferee or assignee of this Certificate or of the Shares evidenced by this Certificate or of any interest therein accepts and agrees to be bound by the terms, conditions and limitations of the Certificate of Incorporation of the Corporation, the Bylaws of the Corporation and the laws of the State of Delaware, all as amended. This Certificate and the Shares represented hereby are transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered with the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Chief Executive Officer

Secretary

WellCare Health Plans, Inc. CORPORATE SEAL 2004 DELAWARE

DATED 21-SEP-2010

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

By ______ AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

262734

WELLCARE HEALTH PLANS, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ....Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors Act ....
(State)

UNIF TRF MIN ACT ....Custodian (until age. . .). ....
(Cust) (Minor)
under Uniform Transfers to Minors Act. ....
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, ______________________ hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

______________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________ 20 ________

Signature: ______________________

Signature: ______________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

SPECIMEN

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

